UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2025, Archer-Daniels-Midland Company (the “Company”) held its 2025 Annual Meeting of Stockholders. The following proposals were voted on at the meeting with the following final voting results:

Proposal No. 1. All nominees for election to the Board of Directors listed in the proxy statement for the 2025 Annual Meeting of Stockholders were elected as follows:

Nominee	For	Against	Abstain	Broker Non- Votes
M. S. Burke	368,090,294	10,622,755	610,496	49,873,678
T. Colbert	370,610,045	8,065,665	647,835	49,873,678
J.C. Collins, Jr.	369,158,857	9,494,260	670,428	49,873,678
T. K. Crews	369,298,886	9,427,851	596,808	49,873,678
E. de Brabander	370,375,307	8,270,337	677,901	49,873,678
S. F. Harrison	369,733,980	8,946,340	643,225	49,873,678
J. R. Luciano	352,048,970	26,601,552	673,023	49,873,678
D. R. McAtee II	372,998,328	5,647,196	678,021	49,873,678
P. J. Moore	355,774,962	22,830,230	718,353	49,873,678
D. A. Sandler	368,782,841	9,670,162	870,542	49,873,678
L.Z. Schlitz	370,199,884	8,442,461	681,200	49,873,678
K. R. Westbrook	353,784,040	24,705,665	833,840	49,873,678

Proposal No. 2. The compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non- Votes
357,407,502	20,524,729	1,391,314	49,873,678

Proposal No. 3. The appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2025 was ratified at the meeting by the following votes:

For	Against	Abstain
404,523,329	23,617,365	1,056,529

Proposal No. 4. The stockholder proposal to remove the one-year holding period requirement to call a special stockholder meeting failed by the following votes:

For	Against	Abstain	Broker Non- Votes
13,056,208	365,007,675	1,259,662	49,873,678

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: May 14, 2025	By	/s/ R. B. Jones
R. B. Jones
Senior Vice President, General Counsel, and Secretary